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                                                                   EXHIBIT 10.18




**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT. CONFIDENTIAL PORTIONS (MARKED [ ** ]) HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                      SECURITY DYNAMICS TECHNOLOGIES, INC.
                      WORLDTALK COMMUNICATIONS CORPORATION


                     SECURE MESSAGING DISTRIBUTION AGREEMENT


        This Agreement is made as of September 17, 1997 between Worldtalk Communications Corporation, a Delaware corporation and its wholly-owned subsidiaries (collectively referred to as "Worldtalk"), Security Dynamics Technologies, Inc., a Delaware corporation ("SDTI").

                                    RECITALS

        A. Worldtalk develops and markets directory-based messaging and security solutions that support organizations in transforming Intranets into secure, robust and cost-effective platforms for business-critical applications and electronic commerce.

        B. SDTI designs, develops, markets and supports a family of security products used to protect and manage access to computer-based information resources.

        C. Pursuant and subject to the terms and conditions of this Agreement, Worldtalk will grant to SDTI the right to resell and distribute certain Worldtalk products.

                                    AGREEMENT

        NOW, THEREFORE, Worldtalk and SDTI agree as follows:

        1. CERTAIN DEFINITIONS.

           (a) "Documentation" means the documentation for the Products as provided by Worldtalk to SDTI.

           (b) "End User" means a direct or indirect customer of SDTI who is authorized by an end user license agreement included with the Product as in
Section 2(f) to use a Product for the End User's internal business purposes.

           (c) "Effective Date" means the date this Agreement has been executed by both parties.

           (d) "Intellectual Property Rights" means patent rights, copyright rights (including, but not limited to, rights in audiovisual works and moral rights), trade secret rights, and any other intellectual property rights recognized by the law of each applicable jurisdiction.

           (e) "Products" means the object code version of computer software and related documentation listed on Exhibit A.

           (f) "Subdistributor" means a direct or indirect customer of SDTI, except as provided in Section 2(c), who is authorized by SDTI as described in
Section 2(g) to distribute a Product for distribution to End Users or other Subdistributors.



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           (g) "Territory" means worldwide.

        2. Appointment as Reseller.

           (a) Appointment. Subject to the terms of this Agreement, Worldtalk appoints SDTI, and SDTI accepts such appointment, as an independent reseller of Products in and limited to the Territory.

           (b) [ ** ]

           (c) Limitations on Distribution. SDTI may distribute Products directly via the SDTI direct sales organization in the Territory and indirectly through SDTI's channel organization, including value added resellers, resellers and systems integrators. [ ** ]

           (d) Nature of Distribution. SDTI's appointment only grants to SDTI a license to distribute Products, and does not transfer any right, title or interest to any such Product to SDTI or SDTI's customers.

           (e) Limited Rights. Except as set forth in this Agreement, SDTI will not disassemble, decompile, or reverse engineer any Products, copy or otherwise reproduce any Products, in whole or in part, modify the Product in any manner, or use the Products in any manner to provide service bureau, time sharing, or other computer services to third parties. SDTI's rights in the Products will be limited to those expressly granted in this Agreement.

           (f) End User Agreement. SDTI may not distribute any Products to any End User unless such End User is subject to an end user software license agreement with SDTI on terms and conditions equivalent to or more favorable to Worldtalk than those of Worldtalk's standard Software License and Services Agreement attached hereto as Exhibit H ("Worldtalk Agreement"), including without limitation terms and conditions that:



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               (i) protect Worldtalk's proprietary rights in the Products to at least the same degree as the terms and conditions of the Worldtalk Agreement;

               (ii) require that such End User not reverse engineer, reverse compile or disassemble the object code for the Products;

               (iii) make no representations or warranties on behalf of Worldtalk;

               (iv) precludes the use of the Products in a service bureau, time sharing, or other non-licensed basis;

               (v) do not grant any rights to such End User beyond the scope of this Agreement;

               (vi) to the extent permitted by applicable law, exclude liability of SDTI and its suppliers (including Worldtalk) for consequential, incidental, special and exemplary damages, including without limitation lost profits, business interruption or loss of business information, even if such party has been advised of the possibility of such damages; and

               (vii) if the End User is or may be the United States Government or an agency thereof, state that the Products (including software and related documentation) are "commercial computer software" as that term is defined for purposes of the Federal Acquisition Regulations (FARs) or the Department of Defense Federal Acquisition Regulations Supplement (DFARS), as applicable, then in effect. SDTI will promptly provide Worldtalk with copies of SDTI's End User agreements following Worldtalk's request.

            (g) Subdistributor Agreement. SDTI may distribute Products to Subdistributors for distribution and sublicensing of Products to End Users, provided that each such Subdistributor executes, or has already executed, a written Subdistributor agreement with SDTI that:

               (i) protects Worldtalk's proprietary rights in the Products to at least the same degree as the terms and conditions of this Agreement;

               (ii) requires that such Subdistributor not reverse engineer, reverse compile or disassemble the object code for the Products;

               (iii) makes no representations or warranties on behalf of Worldtalk; and

               (iv) precludes the use of the Products in a service bureau, time sharing, or other non-licensed basis;

               (v) does not permit distribution or sublicensing of the Products beyond the scope of this Agreement;


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               (vi) requires such Subdistributor to deliver an end user software license agreement to each End User that is consistent with the terms and conditions of the end user software license agreement specified in Section 2(f); and

               (vii) to the extent permitted by applicable law, excludes liability of SDTI and its suppliers (including Worldtalk) for consequential, incidental, special and indirect damages; and

               (viii) includes a provision substantially similar to Section 12(d) hereof regarding advertising and use of Worldtalk's trademarks.

        3.  OBLIGATIONS OF SDTI.

            (a) Promotion Efforts. SDTI will use its reasonable efforts to (i) promote the distribution of Products in the Territory.

            (b) Marketing. Worldtalk and SDTI will mutually agree upon a marketing plan for the Products, including the terms described further in Exhibit G.

            (c) Inventory. At SDTI's option, SDTI may maintain an inventory of Products and warehousing facilities sufficient to serve adequately the needs of its customers on a timely basis.

            (d) SDTI Personnel. SDTI will train and maintain a sufficient number of capable technical and sales personnel having the knowledge and training necessary to: (i) inform customers properly concerning the features and capabilities of Products and, if necessary, competitive products; (ii) service and support Products in accordance with SDTI's obligations under this Agreement; and (iii) otherwise carry out the obligations and responsibilities of SDTI under this Agreement. Such training will include the training described in Section 9(d) below.

            (e) Technical Expertise. SDTI and its staff will be conversant with the technical language conventional to Products and similar computer products in general, and will develop sufficient knowledge of the industry, of Products and of products competitive with Products (including specifications, features and benefits) so as to be able to explain in detail to its customers the differences between Products and competitive products.

            (f) Worldtalk Packaging. SDTI will distribute Products with all packaging, warranties and disclaimers and license agreements intact as shipped from Worldtalk, and will instruct its customers as to the terms of such documents applicable to Products.

            (g) SDTI Covenants. SDTI will avoid deceptive, misleading or unethical practices that are or might be detrimental to Worldtalk, Products or the public; (i) make no false or misleading representations with regard to Worldtalk or Products; (ii) not publish or employ, or cooperate in the publication or employment of, any misleading or deceptive advertising material with regard to Worldtalk or Products; (iii) make no representations, warranties or guarantees to


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customers or to the trade with respect to the specifications, features or capabilities of Products that are inconsistent with the literature distributed by Worldtalk;

            (h) Compliance with Law. SDTI will comply with all applicable international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to Products.

            (i) Compliance with U.S. Export Laws. SDTI acknowledges that all Products including documentation and other technical data are subject to export controls imposed by the U.S. Export Administration Act of 1979, as amended (the "Act"), and the regulations promulgated thereunder. SDTI will not export or reexport (directly or indirectly) any Products or documentation or other technical data therefor without complying with the Act and the regulations thereunder.

            (j) Costs and Expenses. Except as expressly provided herein or agreed to in writing by Worldtalk and SDTI, SDTI will pay all costs and expenses incurred in the performance of SDTI's obligations under this Agreement.

        4.  ORDER PROCEDURE.

            (a) Worldtalk Acceptance. All orders for Products by SDTI shall be subject to acceptance in writing by Worldtalk at its principal place of business and shall not be binding until the earlier of such acceptance or shipment, and, in the case of acceptance by shipment, only as to the portion of the order actually shipped.

            (b) Controlling Terms. The terms and conditions of this Agreement and of the applicable Worldtalk invoice or confirmation will apply to each order accepted or shipped by Worldtalk hereunder. The provisions of SDTI's form of purchase order or other business forms will not apply to any order notwithstanding Worldtalk's acknowledgment or acceptance of such order.

            (c) Cancellation. Worldtalk reserves the right to cancel any orders placed by SDTI and accepted by Worldtalk as set forth above, or to refuse or delay shipment thereof, if SDTI fails to make any payment as provided in this Agreement or under the terms of payment set forth in any invoice or otherwise agreed to by Worldtalk and SDTI. Worldtalk also reserves the right to discontinue the manufacture or distribution of all versions of the Products that have been superseded by subsequent versions with equal or greater functionality. Worldtalk will give SDTI at least 120 days notice before ceasing to make available to SDTI for distribution hereunder a Major Release (as defined in Exhibit A), it being understood that Worldtalk will continue to provide maintenance for such Major Release as provided in Section 9(f). No such cancellation, refusal or delay will apply to any Product subject to an outstanding purchase order with a firm delivery schedule or be deemed a termination (unless Worldtalk so advises SDTI) or breach of this Agreement by Worldtalk.


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        5.  DEMONSTRATIONS, BENCHMARKS, AND EVALUATIONS.

            (a) Demonstrations. SDTI will be responsible for demonstrations and benchmarks of Products to, and evaluations by, its prospective customers. Assistance by Worldtalk in any demonstrations or benchmarks will be at Worldtalk's discretion and at Worldtalk's standard rates for its personnel.

            (b) Evaluation Copies. Worldtalk will provide SDTI, at no charge, with a reasonable number of copies of Products for use by SDTI solely for the purpose of conducting demonstrations and benchmarks by SDTI personnel without charge. Worldtalk will also provide SDTI and each Subdistributor up to five (5) evaluation copies for internal use only. All demonstration and evaluation copies will be prominently marked "NOT FOR RESALE". Worldtalk at its discretion may include with any copies to be used for demonstration a distinct shrinkwrap license agreement that further limits Worldtalk's liability. Any use of the Products by SDTI or any SDTI personnel or customer will be subject to the terms and conditions of the Worldtalk license agreement accompanying such Product, provided that the use of any such copies provided to any prospective customer will be limited to no more than 30 days. Upon Worldtalk's reasonable request, SDTI shall provide Worldtalk with a copy of each executed evaluation agreement.

        6.  PRICES, LICENSE FEES AND PAYMENT.

            (a) Prices and License Fees to SDTI. During the term of this Agreement, SDTI will pay Worldtalk the fees set forth on Exhibit D for the Products purchased by SDTI under this Agreement. Worldtalk shall inform SDTI as to current prices and license fees to SDTI for Products. Worldtalk may change its prices and license fees to SDTI from time to time upon at least ninety (90) days' prior written notice. Prices for the Products shall not increase more than [ ** ] per year; provided however that Worldtalk reserves the right to set pricing for Major Upgrades as they occur.

            (b) Price and License Fee Increase. In the event Worldtalk increases the price or license fees to SDTI for any Product, the increase shall apply to: any order received by Worldtalk after the effective date of the increase; and any order or portion thereof to be shipped after the effective date of the increase regardless of the date the order was received; provided, however, that any order or portion thereof transmitted by SDTI prior to Worldtalk's announcement of the increase and affected thereby, may be canceled without penalty by SDTI by written notice to Worldtalk within ten (10) days of such announcement.

            (c) Price and License Fee Decrease. In the event that Worldtalk decreases the price or license fees to SDTI for any Product, the decrease shall apply to all units of such product in SDTI's inventory that are in an unopened condition as of the effective date of the decrease, and that had been shipped to SDTI no more than [ ** ] prior to such effective date. For each unit of product as to which this section applies, SDTI will receive a credit against the price or license fee of a subsequent unit purchased from Worldtalk within [ ** ] of the effective date of the price or license fee decrease.


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            (d) Taxes, Tariffs, Fees. Worldtalk's prices and license fees do not include any national, state or local sales, use, value added or other taxes, customs duties, or similar tariffs and fees which Worldtalk may be required to pay or collect upon the delivery of Products or upon collection of the prices and license fees or otherwise. Should any tax or levy be made, SDTI agrees to pay such tax or levy and indemnify Worldtalk for any claim for such tax or levy demanded. SDTI represents and warrants to Worldtalk that all Products acquired hereunder are for redistribution in the ordinary course of SDTI's business, and SDTI agrees to provide Worldtalk with appropriate resale certificate numbers and other documentation satisfactory to the applicable taxing authorities to substantiate any claim of exemption from any such taxes or fees. SDTI will pay any withholding taxes required by applicable law. SDTI will supply Worldtalk with evidence of such payment of withholding tax, in a form acceptable to Worldtalk to meet the requirements for claiming foreign tax credits on Worldtalk's federal income tax return.

            (e) Payment Terms. All payments shall be made in United States dollars, free of any currency control or other restrictions to Worldtalk at the address designated by Worldtalk. Except as otherwise stated, fees are due within 30 days following the date of invoice (with respect to Product purchases) or accrual (with respect to maintenance and support fees). Maintenance and support fees accrue upon accrual of the underlying fees to SDTI. Interest shall accrue on any delinquent amounts owed by SDTI for Products at the lesser of twelve percent (12%) per annum or the maximum rate permitted by applicable usury law.

            (f) SDTI Pricing. Although Worldtalk may publish suggested wholesale or retail prices, these are suggestions only and SDTI will be entirely free to determine the actual prices and license fees at which Products will be sold or licensed to its customers.

        7.  SHIPMENT, RISK OF LOSS AND DELIVERY.

            (a) Shipment. All Products will be shipped by Worldtalk Ex-Works Factory, Worldtalk's point of shipment. Shipments will be made to SDTI's identified location, subject to approval in writing by Worldtalk in advance of shipment. Unless specified in SDTI's order, Worldtalk will select the mode of shipment and the carrier. SDTI will be responsible for and pay all shipping, freight and insurance charges, which charges Worldtalk may require SDTI to pay in advance. Worldtalk will deliver the Products to SDTI with all packaging intact and will pay all charges for packaging such Products.

            (b) Title and Risk of Loss. Title, except to the extent Products contain or consist of software, and all risk of loss of or damage to Products will pass to SDTI upon delivery to SDTI.

            (c) Partial Delivery. Unless SDTI clearly advises Worldtalk to the contrary in writing, Worldtalk may make partial shipments on account of SDTI's orders, to be separately invoiced and paid for when due. Delay in delivery of any installment shall not relieve SDTI of its obligation to accept the remaining deliveries.

            (d) Delivery Schedule; Delays. Worldtalk will use reasonable efforts to meet SDTI's requested delivery schedules for Products, but Worldtalk reserves the right to refuse,


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cancel or delay shipment to SDTI when SDTI's credit is impaired, or SDTI is delinquent in payments. Should orders for Products exceed Worldtalk's available inventory, Worldtalk will allocate its available inventory and make deliveries on a basis Worldtalk deems equitable, in its sole discretion, and without liability to SDTI on account of the method of allocation chosen or its implementation. In any event, Worldtalk will not be liable for any damages, direct, consequential, special or otherwise, to SDTI or to any other person for failure to deliver or for any delay or error in delivery of Products for any reason whatsoever.

        8.  REPORTS AND AUDITS.

            (a) SDTI will maintain complete records, during and for 1 year after the termination or expiration of this Agreement, regarding the distribution of Products. Worldtalk will maintain complete records, during and for 1 year after the termination or expiration of this Agreement, regarding the pricing of Products distributed to third parties. Each party may audit the records of the other party once per year and at the requesting party's expense to verify compliance with the foregoing and the other terms and conditions of this Agreement. SDTI will use its best efforts to require any Subdistributors of the Products to maintain records of the same nature and for the same period required of SDTI under this Section 8.

            (b) SDTI will provide a quarterly customer activity report showing number of Products sold and Products returned for refund or exchange. SDTI will use reasonable efforts to track the reasons for return of Products and communicate such reasons to Worldtalk in such report.

        9.  MAINTENANCE, SUPPORT AND TRAINING.

            (a) Upgrade for SecurID and Year 2000 Compliance. [ ** ]

            (b) First, Second and Third Line Support. SDTI will provide first and second line support for the Products. Worldtalk will provide third line support as specified in Exhibit F. The parties agree to mutually establish a process to provide expedited resolution to problems including access to Worldtalk WorldSecure support engineers. Each party will assign a contact person with respect to support issues. Worldtalk will include a limited warranty with each Product as specified in Exhibit H. SDTI will be responsible vis a vis all customer purchasing Products through SDTI for all warranty returns and claims for the Products (notwithstanding that Worldtalk is specified therein as making such warranty). Worldtalk will replace without charge to SDTI any Product returned by SDTI that is specified to be a warranty exchange and verified by Worldtalk to be in breach of warranty. In the event that as a result of a warranty claim in accordance with such warranty verified by Worldtalk to be in breach of warranty SDTI is required to refund amounts to any customer of SDTI, SDTI will report such refund in the quarterly report specified in Section 8(b) above, and Worldtalk will credit the amount paid by SDTI to Worldtalk for such Product toward future orders for Products. SDTI will use at least the same efforts to support the Products as it provides for its own products.


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            (c) Support. Worldtalk will make available to SDTI a reasonable number copies of Product solely for the purpose of providing support for the Products as described in Exhibit F during the term of this Agreement and in accordance with the provisions of this Section 9. Worldtalk will promptly provide upgraded versions of the Product to SDTI for purposes of this Section 9 upon commercial release.

            (d) Training. Worldtalk will use its best efforts to keep the SDTI SE, sales and support staffs well-trained to effectively represent the Products throughout the term of this Agreement, including training for up to 10 SDTI internal support and sales support engineers at a time and including "train the trainer" courses for the SDTI channel as reasonably agreed between the parties at mutually agreed upon times, as indicated in Exhibit I. All Worldtalk training described on Exhibit I will be provided by Worldtalk personnel without charge to SDTI except as described below. Any additional training requested by SDTI will be at SDTI's expense. Worldtalk will provide training materials at no charge to SDTI for the initial training session described in Exhibit I. SDTI will be responsible for all travel and living expenses for SDTI personnel attending training. SDTI will ensure that a reasonable number of its technical and/or sales personnel attend all such training, including (without limiting the obligation to provide a reasonable number of such individuals) at least two individuals for each Product for which SDTI has the right to distribute under this Agreement. The amount of training time will be reasonable and appropriate in Worldtalk's judgment.

            (e) Sales Materials. Worldtalk will make available at no charge to SDTI up to 2,000 copies of its sales and marketing kits for the Products. Worldtalk will make available at SDTI's expense updated sales information as new versions and options to the specified Products are released by Worldtalk.

            (f) Maintenance. Worldtalk agrees to provide maintenance to SDTI in the form of Major Releases and Minor Releases as set forth in Exhibit A in consideration for the fees set forth in Exhibit D. Worldtalk agrees that for a period of one year following the discontinuation of the last version of a Major Release (as defined in Exhibit A) of a Product, that it will continue to provide maintenance to SDTI for such version of such Product under the terms and conditions of this Agreement. Worldtalk's maintenance and support obligations with respect to the Products distributed by SDTI hereunder will be solely to SDTI, and Worldtalk will have no obligation to any customer of SDTI or any other party.

            (g) Source Code Escrow. Upon execution of this Agreement, the parties will execute the escrow agreement with Data Securities International attached as Exhibit J. All fees and expenses of such escrow agent will be paid by SDTI. Within ninety (90) days after the execution of this Agreement, Worldtalk will place into the escrow account copies of the complete source code for the Products (the "Source Materials"). Worldtalk will also deposit into the escrow account the complete source code of any and all error corrections, updates, enhancements, Major Releases, Minor Releases, and any other changes to the Source Materials provided by Worldtalk to SDTI in accordance with this Agreement, within ninety (90) days after


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Worldtalk provides any of the foregoing to SDTI hereunder. Worldtalk agrees that, subject to the terms and conditions of the escrow agreement, SDTI will have the right to obtain the Source Materials from escrow following the occurrence of Worldtalk's material failure to support the Products in accordance with Section 9(b) following written notice thereof from SDTI and a thirty-five
(35) day period to cure. Worldtalk hereby grants to SDTI a nonexclusive, nontransferable royalty free license to use, copy, modify, and have modified, the Source Materials in SDTI's possession following the release of the Source Materials to SDTI pursuant to this Section 9(g) for the sole purpose of maintaining the Products by SDTI in accordance with the terms of Section 9(b). Such Source Materials as may be released to SDTI will be kept by SDTI in strict confidence as Confidential Information of Worldtalk in accordance with the terms of Section 10 below. The fees of the escrow agent will be paid by SDTI.

        10.  CONFIDENTIALITY.

            (a) Obligations. Each party agrees that it will not disclose to any third party or use any technical or other proprietary and confidential information disclosed to it by the other (collectively, "Confidential Information") except as expressly permitted in this Agreement and that it will take all reasonable measures to maintain the confidentiality of all Confidential Information in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

            (b) Nondisclosure of Terms of Agreement. Each party agrees that it will not, without the prior written consent of the other party, disclose the terms, or conditions of this Agreement except as required by applicable law or regulation and then only after the party required to make such disclosure has used reasonable efforts to maintain the confidentiality of all [ ** ] financial and technical terms included within the scope of Confidential Information, including without limitation the filing of a request for confidential treatment with respect to such Confidential Information with the applicable government authority and upon notice to the other party.

            (c) Exceptions. "Confidential Information" will not include information that:

            (i) is in or enters the public domain without breach of this Agreement;

            (ii) a party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation; or

            (iii) a party develops independently, which it can prove with written evidence.

            (iv) is already known to the receiving party prior to receipt of such information.

           11. TRADEMARKS, TRADE NAMES, LOGOS, DESIGNATIONS AND COPYRIGHTS.

               (a) Use During Agreement. During the term of this Agreement, SDTI is authorized by Worldtalk to use the trademarks, trade names, logos and designations Worldtalk uses for Products in connection with SDTI's advertisement, promotion and distribution of Products. SDTI's use of such trademarks, trade names, logos and designations will be in accordance with Worldtalk's policies in effect from time to time, including but not limited to



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trademark usage and cooperative advertising policies. SDTI agrees not to attach any additional trademarks, trade names, logos or designations to any Product. SDTI further agrees not to use any Worldtalk trademark, trade name, logo or designation in connection with any non-Product.

            (b) Copyright and Trademark Notices.

                (i) SDTI will include on each Product that it distributes, and on all containers and storage media therefor, all trademark, copyright and other notices of proprietary rights included by Worldtalk on such Product.

                (ii) SDTI will prominently include, and will cause each Subdistributor to include, in a prominent location, the text "WorldSecure by Worldtalk Corporation" and WorldSecure logo in 11 point type or larger on all packaging, advertising, marketing and sales collateral and other promotional materials relating to the Products used or produced by or for SDTI or any Subdistributor.

                (iii) SDTI agrees not to alter, erase, deface or overprint any such notice on anything provided by Worldtalk. SDTI also will include the appropriate trademark notices when referring to any Product in advertising and promotional materials.

            (c) SDTI Does Not Acquire Proprietary Rights. SDTI has paid no consideration for the use of Worldtalk's trademarks, trade names, logos, designations or copyrights, and nothing contained in this Agreement will give SDTI any right, title or interest in any of them. SDTI acknowledges that Worldtalk owns and retains all trademarks, trade names, logos, designations, copyrights and other Intellectual Property Rights in or associated with Products, and agrees that it will not at any time during or after this Agreement assert or claim any interest in or do anything that may adversely affect the validity of any trademark, trade name, logo, designation or copyright or other Intellectual Property Right belonging to or licensed to Worldtalk and related to the Products (including, without limitation any act or assistance to any act, which may infringe or lead to the infringement of any of Worldtalk's proprietary rights).

            (d) No Continuing Rights. Upon expiration or termination of this Agreement, SDTI will immediately cease all display, advertising and use of all Worldtalk trademarks, trade names, logos and designations and will not thereafter use, advertise or display any trademark, trade name, logo or designation which is, or any part of which is, or any part of which is, similar to or confusing with any trademark, trade name, logo or designation associated with any Product.

            (e) SDTI's Duties. SDTI will use its reasonable efforts to protect Worldtalk's Intellectual Property Rights in the Products and will report promptly to Worldtalk any infringement of such rights of which SDTI becomes aware.

            (f) Third Party Infringement. Worldtalk reserves the sole and exclusive right at its discretion to assert claims against third parties for infringement or misappropriation of its Intellectual Property Rights in the Products.


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        12. WARRANTY.

            (a) Power and Authority. Worldtalk warrants to SDTI that it has sufficient right and authority to grant to SDTI all rights that Worldtalk grants under this Agreement.

            (b) Limited Warranty. WORLDTALK MAKES NO WARRANTIES OR REPRESENTATIONS AS TO PERFORMANCE OF PRODUCTS OR AS TO SERVICE TO SDTI OR TO ANY OTHER PERSON, EXCEPT AS SET FORTH IN WORLDTALK'S LIMITED WARRANTY ACCOMPANYING DELIVERY OF PRODUCTS AND EXCEPT WITH RESPECT TO THE PRODUCTS BEING YEAR 2000 COMPLIANT AS SPECIFIED IN EXHIBIT E HERETO. WORLDTALK RESERVES THE RIGHT TO CHANGE THE WARRANTY AND SERVICE POLICY SET FORTH IN SUCH LIMITED WARRANTY, AT ANY TIME, WITHOUT FURTHER NOTICE AND WITHOUT LIABILITY TO SDTI OR TO ANY OTHER PERSON.

            (c) Disclaimer of Warranties. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT, ARE HEREBY EXCLUDED BY WORLDTALK.

            (d) SDTI Warranty. SDTI will make no warranty, guarantee or representation, whether written or oral, on Worldtalk's behalf.

        13. INDEMNITIES.

            (a) Distribution Indemnity. Subject to the terms of Section 14(b), SDTI agrees to indemnify Worldtalk against any third party claims against Worldtalk for loss, damage, liability, or expense (including but not limited to attorneys' fees) arising out of any acts or omissions of SDTI or any Subdistributors in connection with their activities under this Agreement.

            (b) Infringement Indemnity.

                (i) Duty to Indemnify and Defend.

                    (A) Worldtalk will indemnify SDTI against, and will defend or settle at Worldtalk's own expense, any claim, action or other proceeding brought against SDTI to the extent that it is based on a claim that the use or distribution of the Products as provided in this Agreement, as of the Effective Date, infringes any patent issued as of the date of this Agreement or copyright or that the Products incorporate any misappropriated trade secrets.

                    (B) Worldtalk will pay any and all costs, damages, and expenses (including but not limited to reasonable attorneys' fees) awarded against SDTI in any such action or proceeding attributable to any such claim.

                    (C) Worldtalk will have no obligation under this Section as to any action, proceeding, or claim unless: (1) Worldtalk is notified of it promptly; (2) Worldtalk has sole control of its defense and settlement; and (3) SDTI provides Worldtalk with reasonable assistance in its defense and settlement at Worldtalk's expense.

                (ii) Injunctions. If SDTI's use of any Products under the terms of this Agreement is, or in Worldtalk's opinion is likely to be, enjoined due to the type of infringement or misappropriation specified in subsection (i) above, then Worldtalk shall, at its sole option and expense, either: (A) procure for SDTI the right to continue using such Products under the terms of this Agreement; or (B) replace or modify such Products so that they are noninfringing and substantially equivalent in function to the enjoined Products; or (C) if options (A) and (B) above cannot be accomplished despite the reasonable efforts of Worldtalk, then Worldtalk may both terminate SDTI's rights and Worldtalk's obligations under this Agreement with respect to such Products, and shall refund to SDTI the license fees paid by SDTI to Worldtalk for such Products as SDTI is required to refund to its customers.

                (iii) Sole Remedy. THE FOREGOING ARE WORLDTALK'S SOLE AND EXCLUSIVE OBLIGATIONS, AND SDTI'S SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS.

                (iv) Exclusions. Worldtalk will have no obligations under this
Section 14(b) with respect to infringement or misappropriation to the extent arising from (A) modifications made by SDTI, (B) Product specifications requested by SDTI, or (C) the use of the Products in combination with products not provided by Worldtalk.

        14. LIMITATIONS OF LIABILITY.

            (a) Total Liability. Except as provided in Section 14 (Indemnities) and except with respect to breaches by Worldtalk of the warranty that the Products are Year 2000 Compliant as described in Exhibit E hereto, THE TOTAL LIABILITY OF WORLDTALK UNDER THIS AGREEMENT WILL BE LIMITED TO THE PAYMENTS MADE BY SDTI UNDER THIS AGREEMENT.

            (b) Exclusion of Damages. IN NO EVENT WILL WORLDTALK BE LIABLE TO SDTI, SUBDISTRIBUTORS OR ANY THIRD PARTY FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT WORLDTALK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. IN NO EVENT SHALL SDTI BE LIABLE TO WORLDTALK FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

            (c) Failure of Essential Purpose. The parties have agreed that the limitations specified in this Section 15 will survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.

        15. TERM AND TERMINATION.

            (a) Term. The term of this Agreement will begin on the Effective Date and will continue for three (3) years after the date for first commercial availability of the last of the Products initially listed on Exhibit A hereof ("FCS") unless it is terminated earlier in accordance with the provisions hereof. This Agreement will be automatically renewed for additional one-year periods unless terminated by either party in its sole discretion at least thirty (30) days prior to the beginning of the renewal term.

            (b) Events of Termination. Either party will have the right to terminate this Agreement if:

                  (i) the other party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after written notice;

                  (ii) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or

                  (iii) the other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty
        (60) days of filing.

            (c) Effect of Termination.

                  (i) Upon termination or expiration of this Agreement, SDTI will (except as specified in subsection (ii) below) immediately return to Worldtalk or (at Worldtalk's request) destroy all unlicensed copies of the Products and Confidential Information in its possession or control, and an officer of SDTI will certify to Worldtalk in writing that SDTI has done so.

                  (ii) Upon termination or expiration of this Agreement, Worldtalk will permit SDTI to continue to provide maintenance and support for the Products to its End Users and/or Subdistributor upon the terms and conditions of Section 10 (it being understood that Worldtalk will continue to provide maintenance and support as provided in Section 10 in accordance with the terms of this Agreement so long as Worldtalk is providing such maintenance and support to its customers generally) and continue to use copies of the Products, subject to continued payment by SDTI of the maintenance and support fees provided in Exhibit D, to the extent needed to provide such services, pursuant to a limited license agreement to be entered between Worldtalk and SDTI promptly following such termination or expiration.

            (d) No Damages for Termination. NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR DAMAGES OF ANY KIND, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION OR EXPIRATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS. DISTRIBUTOR WAIVES ANY RIGHT IT MAY HAVE TO RECEIVE ANY COMPENSATION OR REPARATIONS ON TERMINATION OR EXPIRATION OF THIS AGREEMENT UNDER THE LAW OF THE TERRITORY OR OTHERWISE, OTHER THAN FOR BREACH OF THIS AGREEMENT OR AS EXPRESSLY PROVIDED IN THIS AGREEMENT. Neither party will be liable to the other on account of termination or expiration of this Agreement in accordance with its terms for reimbursement or damages for the loss of goodwill, prospective profits or anticipated income, or on account of any expenditures, investments, leases or commitments made by either party or for any other reason whatsoever based upon or growing out of such termination or expiration.

               (e) Nonexclusive Remedy. The exercise by either party of any remedy under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.

               (f) Survival. The rights and obligations of the parties contained in Sections 11 (Confidentiality), 12 (Proprietary Rights), 13 (Warranty), 14 (Indemnities), 15 (Limitations of Liability), and 16(c) (Effect of Termination) will survive the termination or expiration of this Agreement.

        16. COMPLIANCE WITH LAW.

            (a) Compliance with Law. Each party agrees to comply with all applicable laws, rules, and regulations in connection with its activities under this Agreement.

            (b) Export Controls. This Agreement is subject to and conditioned upon compliance with the U.S. Export Administration Act and the applicable regulations thereunder (collectively, the "U.S. Export Laws"), as well as any other laws of the U.S. affecting the export of technology. Worldtalk and SDTI agree to comply fully with the U.S. Export Laws and to provide Worldtalk with such documentation, assurances and access to records as may be required to obtain licenses under the U.S. Export Laws. SDTI certifies that neither the Products, the technical data relating to the Products, nor any direct product of the Products: (a) are intended to be used for any purposes prohibited by the U.S. Export Laws, including but not limited to nuclear proliferation; nor (b) are intended to be shipped or exported either directly or indirectly to Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, Cuba, Estonia, Georgia, Iran, Iraq, Kazakhstan, Kyrgyzstan, Laos, Latvia, Libya, Lithuania, Moldova, Mongolia, the People's Republic of China, North Korea, Romania, Russia, Rwanda, Syria, Sudan, Tajikistan, Turkmenistan, Ukraine, Uzbekistan, and Vietnam. or to any other country to which the U.S. has prohibited shipment.

        17. GENERAL.

            (a) Assignment. This Agreement will bind and inure to the benefit of each party's permitted successors and assigns. SDTI may not assign this Agreement, in whole or in part, without Worldtalk's written consent, which will not be unreasonably withheld in connection with a sale of the business relating to this Agreement. Any attempt to assign this Agreement without such consent will be null and void.

            (b) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California.

            (c) Severability. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in force.

            (d) Notices. All notices under this Agreement will be deemed given when delivered personally, sent by confirmed facsimile transmission, or sent by certified or registered U.S. mail or nationally-recognized express courier, return receipt requested, to the address shown below or as may otherwise be specified by either party to the other in accordance with this section.

            (e) Independent Contractors. The parties to this Agreement are independent contractors. There is no relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party will have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent.

            (f) Waiver. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights.

            (g) Publicity. SDTI and Worldtalk will each deliver announcement press releases as mutually agreed between them. SDTI and Worldtalk will jointly participate in an announcement event or events as mutually agreed between them.

            (h) Entire Agreement. This Agreement and its exhibits are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings (both written and oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.

        The parties have caused this Agreement to be executed by their duly-authorized representatives as of the Effective Date.


WORLDTALK COMMUNICATIONS               SECURITY DYNAMICS
CORPORATION                            TECHNOLOGIES, INC.
By: /s/ Bernard Harguindeguy           By: /s/ A.W. Coviello Jr.
    --------------------------             ------------------------------------

Name: Bernard Harguindeguy             Name: A.W. Coviello Jr.
      ------------------------              -----------------------------------
Title: President and CEO               Title: COO
       -----------------------                ---------------------------------
Date: 9/22/97                          Date: 9/18/97

Address: 5155 Old Ironsides Drive      Address: 20 Crosby Drive

Santa Clara, CA 95054                  Bedford, MA 01730

Facsimile:                             Facsimile: 617-687-7010
          -----------------------

                                    EXHIBIT A

                                    PRODUCTS

WorldSecure Server Ver. 2.0
WorldSecure Client Ver. 2.0
NetTalk Ver. 4.3

Additional upgraded versions will be made available to SDTI under the terms of this Agreement upon commercial release by Worldtalk.

SDTI will initially use WorldSecure administration to manage Worldtalk WorldSecure components. At a later point in time, SDTI may desire to integrate WorldSecure Server and Client administration with ACE/Server administration.

SDTI will initially use WorldSecure installation processes. In the future, SDTI may wish to incorporate WorldSecure Products with other SDTI products and provide a common installation and distribution. Examples may include WorldSecure Server with ACE/Server, WorldSecure Client with SecurPC or SoftID, WorldSecure Client distributed from ACE/Server.

Worldtalk will discuss with SDTI in good faith the foregoing changes proposed by SDTI, which may be made at Worldtalk's sole discretion.

Worldtalk will make available to SDTI Major Releases and Minor Releases of the Products as it makes such Major Releases and Minor Releases available to it customers generally, under the terms and conditions of this Agreement as follows: Worldtalk will make Minor Releases available to SDTI at no cost for distribution solely to customers of SDTI for which SDTI has paid Worldtalk the applicable maintenance fee hereunder. Minor Releases may not be distributed to customers of SDTI for which SDTI has not paid such fees for the applicable time period. Worldtalk will make Major Releases available to SDTI at the charge that Worldtalk makes such Major Release available to its own customers as indicated on the then current price list less a [ ** ] discount. Major Releases priced as upgrades (i.e., a discount off of full price) may be distributed only to customers of SDTI who have licensed the applicable prior version from SDTI. For example, if the Worldtalk list price for a new Product version 3.0 is [ ** ] and the price Worldtalk charges for version 3.0 to its customers who have licensed version 2.0 is [ ** ] SDTI will pay Worldtalk [ ** ] for a new Product and [ ** ] for such upgrade, provided that SDTI confirms that such version 3.0 will be distributed only to a customer that has licensed version 2.0. SDTI will use reasonable efforts to verify that a customer is in fact a licensee of a prior version before distributing a version priced as an upgrade. As used herein, "Minor Release" means an enhancement, improvement or upgrade to the Product distributed by Worldtalk generally to its customers who have paid for periodic maintenance which does not materially change the functionality of such Product, and a "Major Release" means a significant modification or improvement to the Product considered by Worldtalk to be a new product. In general, a Major Release will be given a new product number by Worldtalk, although it may be labeled as a new version adding such modification or improvement to an existing product.

Additional Worldtalk Products may be added under this Agreement in the future by mutual agreement. Terms and conditions will be negotiated in good faith.

                                    EXHIBIT B

                          AUTHENTICATION TOKEN VENDORS

                                      [**]

                                    EXHIBIT C

                                  DISTRIBUTORS

                                     [ ** ]

                                    EXHIBIT D

                                     PRICING

        Nonrefundable Prepaid Fees. SDTI will pay Worldtalk a one-time prepaid, nonrefundable license fee of $3,000,000 on October 1st or when all Products are available for shipment, whichever is later, to be applied toward fees due under this Agreement to Worldtalk during the term of this Agreement.

        SDTI may at its option elect to pay an additional one-time prepaid, nonrefundable license fee of [ ** ] ("Second Year Prepayment") to Worldtalk on or before the first anniversary of the date of this Agreement to maintain the Discount at [ ** ] for the one year period beginning on the first anniversary of FCS, which Second Year Prepayment will be applied toward fees due under this Agreement to Worldtalk during the term of this Agreement. If SDTI fails to make such Second Year Prepayment, the Discount will be [ ** ] for such period and through the remaining term of the Agreement.

        If SDTI has paid the Second Year Prepayment to Worldtalk in accordance with the foregoing sentence, SDTI may at its option elect to pay an additional one-time prepaid, nonrefundable license fee of [ ** ] ("Third Year Prepayment") to Worldtalk on or before the second anniversary of the date of this Agreement to maintain the Discount at [ ** ] for the one year period beginning on the second anniversary of FCS, which Third Year Prepayment will be applied toward fees due under this Agreement to Worldtalk during the term of this Agreement. If SDTI does not make such Third Year Prepayment, the Discount will be [ ** ] through the remaining term of the Agreement.

        Discount. SDTI will pay Worldtalk a license fee equal to Worldtalk's then-current List Price for each Product less the Discount. For purposes of this Agreement, "List Price" means the price per unit set forth on Worldtalk's then-current published U.S. price list; and "Discount" means initially [ ** ] as adjusted in accordance with the provisions specified under the heading "Nonrefundable Prepaid Fees" above. The prepaid royalty amount will be applied against [ ** ] of the purchase price of any Product purchased under this Agreement until such prepaid royalty has been recouped in full. Worldtalk's current price list is attached hereto as Exhibit D-1.

        Most-Favored Customer Pricing. Notwithstanding the foregoing, during the term of this Agreement, Worldtalk will extend to SDTI discounts equivalent to any more favorable discount off of List Price afforded to other distributors or resellers for similar types and quantities of Products under terms and conditions similar to those requested by SDTI in accordance with this Agreement.

        Maintenance Fees. SDTI will pay Worldtalk a maintenance fee equal to Worldtalk's standard maintenance fee ([ ** ] of the List Price) less a [ ** ] discount for the first year of a maintenance contract entered into upon purchase of the Product. SDTI will pay Worldtalk an amount equal to Worldtalk's standard maintenance fee less a [ ** ] discount for each annual renewal of such contract after the initial year. Such fees will be payable within 30 days following the calendar quarter in which such contract is entered into.

        Customer Support Fees. In addition, in consideration for providing third line support under this Agreement, SDTI will pay Worldtalk [ ** ] of all maintenance and support fees collected by SDTI for the Products. Notwithstanding the foregoing, if SDTI has paid to Worltalk less than [ ** ] for such maintenance and support fees during the 12 month period ending on any anniversary following FCS, SDTI will pay to Worldtalk the sum calculated by subtracting actual fees so paid from [ ** ] upon each such anniversary (so that during any year SDTI will pay Worldtalk at least [ ** ] for such maintenance and support fees).

                                   EXHIBIT D-1

                                   PRICE LIST


                           EFFECTIVE SEPTEMBER 1, 1997
                          ALL PRICES IN US DOLLARS ($)

NetTalk - Version 4.3
Platform:  Windows NT

PART NUMBER           DESCRIPTION                                 SRP   SDTI PRICE
200-0001              NetTalk Server ([**] Users)                [**]      [**]

LICENSE PACKS

200-0002              [**] User License Packs                    [**]      [**]

200-0003              [**] User License Pack                     [**]      [**]

200-0004              [**] User License Pack                     [**]      [**]

200-0005              [**] User License Pack                     [**]      [**]

200-0006              [**] User License Pack                     [**]      [**]

200-0007              [**] User License Pack                     [**]      [**]

200-0008              [**] User License Pack                     [**]      [**]

200-0009              [**] User License Pack                     [**]      [**]

DOCUMENTATION

TBD                   NetTalk Concepts Guide                     [**]      [**]
                      *  There is no discount for resellers on
                      documentation

WorldSecure Client -- Version 2.0 (formerly Secure Messenger)
Platform:  Windows '95 or Windows NT

PART NUMBER           DESCRIPTION                                 SRP     SDTI PRICE
SD196-0901            WorldSecure Client Personal
                      Edition (1 User)                           [**]        [**]

LICENSE PACKS

SD196-0902            WorldSecure Client [**] User Pack          [**]        [**]

SD196-0903            WorldSecure Client [**] User Pack          [**]        [**]

SD196-0904            WorldSecure Client [**] User Pack          [**]        [**]

SD196-0905            WorldSecure Client [**] User Pack          [**]        [**]

SD196-0906            WorldSecure Client [**] User Pack          [**]        [**]

PART NUMBER           DESCRIPTION                                                   SRP    SDTI PRICE
                      >500 Users                                                   Call

WorldSecure Server -- Version 2.0
Platform:  Windows NT

PART NUMBER          DESCRIPTION                                                   SRP     SDTI PRICE
200-0020             WorldSecure Server -- Base E-mail Firewall w/50 Users         [**]        [**]

MODULES

200-0021             WorldSecure Server -- S/MIME Module                           [**]        [**]
                     o  Supports up to 5 Remote Servers and 50 Remote
                     Client Connections
                     o  S/MIME Module comes with 5 licenses of
                     WorldSecure Client

200-0022             WorldSecure Server -- Anti-Virus Module                       [**]        [**]
                     o  Includes 90-day Virus Pattern Subscription

200-0023             WorldSecure Server -- Anti-Virus Module Upgrade               [**]        [**]
                     o  Customers that do not buy the Anti-Virus
                     Module at the time of original purchase are subject to
                     the Upgrade Price

LICENSE PACKS FOR BASE E-MAIL FIREWALL AND ANTI-VIRUS MODULE

200-0024             WorldSecure Server -- [**] User Pack                          [**]        [**]

200-0025             WorldSecure Server -- [**] User Pack                          [**]        [**]

200-0026             WorldSecure Server -- [**] User Pack                          [**]        [**]

200-0027             WorldSecure Server -- [**] User Pack                          [**]        [**]

200-0028             WorldSecure Server -- [**] User Pack                          [**]        [**]

200-0029             WorldSecure Server -- [**] User Pack                          [**]        [**]

200-0030             WorldSecure Server -- [**] User Pack                          [**]        [**]

200-0031             WorldSecure Server -- [**] User Pack                          [**]        [**]

200-0032             WorldSecure Server -- [**] User Pack                          [**]        [**]

S/MIME REMOTE USER CONNECTION PACKS
o  Allows additional S/MIME Clients and Servers to communicate with the S/MIME
Module

200-0033             WorldSecure S/MIME Module -- [**] User Connection Pack        [**]        [**]

200-0034             WorldSecure S/MIME Module -- [**] User Connection Pack        [**]        [**]

200-0035             WorldSecure S/MIME Module -- [**] User Connection Pack        [**]        [**]

200-0036             WorldSecure S/MIME Module -- [**] User Connection Pack        [**]        [**]

200-0037             WorldSecure S/MIME Module -- [**] User Connection Pack        [**]        [**]

200-0038             WorldSecure S/MIME Module -- [**] User Connection Pack        [**]        [**]

200-0039             WorldSecure S/MIME Module -- [**] User Connection Pack        [**]        [**]

200-0040             WorldSecure S/MIME Module -- Additional Remote Server         [**]        [**]
                     Connection

PART NUMBER          DESCRIPTION                                                   SRP     SDTI PRICE
UPDATES

200-0041             Virus Pattern Updates -- Annual Subscription (per             [**]        [**]
                     server)
                     *  There is no discount for resellers on virus patter
                     updates

                                    EXHIBIT E

                                    UPGRADES


Worldtalk will use its best efforts to integrate SecurID identification and authentication agents in the WorldSecure Server, WorldSecure Client and NetTalk as an upgrade to such Products in the ordinary course of development on or before January 1, 1998. The intent of the upgrade is to require SecurID authentication for the WorldSecure Server, WorldSecure Client and NetTalk Products to access the server. The upgraded WorldSecure Client would require users to SecurID authenticate to send secure messages and to decrypt secure messages. SecurID authentication is intended to be configurable within the WorldSecure Server, Client and NetTalk.

Worldtalk will warrant that the Products distributed by Worldtalk to SDTI under this Agreement will be Year 2000 Compliant, as defined below, with respect to Products delivered by Worldtalk to SDTI, on a best efforts basis on or before January 1, 1998 but no later than March 31, 1998. Upon release by Worldtalk of the upgrades of the Products that make such Products Year 2000 Compliant, Worldtalk will make available to SDTI without charge an upgrade for distribution by SDTI to its customers for which SDTI has paid for maintenance to allow the Products distributed under this Agreement by SDTI to be Year 2000 Compliant and will warrant that the Products delivered by Worldtalk to SDTI will be Year 2000 Compliant.

For purposes hereof, "Year 2000 Compliant" means that the Products, when used in accordance with their applicable documentation and the hardware and operating system software with which they are designed to function, will correctly manage, calculate, compare and sequence data involving dates between January 1, 1970 and December 31, 2036, inclusive, including but not limited to single century formulas and multi-century formulas, provided that all products not supplied as part of the Products which exchange date data with the Products do so properly and accurately and in a form compatible with the Products. Worldtalk assumes no liability of any kind with respect to any interruption of service, impairment of function or erroneous results in the operation of the Products directly or indirectly caused by any date processing of any other software, by the failure of any hardware or other software or by failure to supply date data to the Products in a form and format compatible with the Products.

SDTI will provide such assistance as Worldtalk reasonably requires to enable Worldtalk to effect such upgrades.

                                    EXHIBIT F

                                   MAINTENANCE

This Exhibit F addresses SDTI's and Worldtalk's responsibilities for resolving SDTI customer remedial problems with respect to the Distributed Products, all in accordance with this Agreement.

CONTACT PERSONS

SDTI:

Primary: Wayne Day
Tel.: 781-687-7448
email: wday@securitydynamics.com

Backup: Rich McMahon
Tel.: 781-687-7466
email: rmcmahon@securitydynamics.com

WORLDTALK:

Primary:  Angel Bocanegra
Tel.: 408-567-5081
email: angel.bocanegra@worldtalk.com

Backup:  Manish Goel
Tel.: 408-567-5074
email: manish.goel@worldtalk.com

PROBLEM REPORTING AND RESOLUTION

SDTI's Responsibilities

SDTI is responsible for providing technical resources with the ability to provide problem management and technical resolution activities directly to their customers. SDTI technical activity responsibilities during an escalation include:

I. Setting SDTI's customer expectations, communication with its customers, and customer account management. SDTI retains sole responsibility for its customers throughout the problem escalation and resolution process.

II. Ensuring a customer's problem is not generated by an unsupported system configuration or third party cause.

III. Setting the initial level of severity based on the impact to its customers.

IV. Duplicating the problem to the best of its ability for isolation and testing purposes.

V. Determining and documenting the operational steps needed to reproduce the problem.

VI. Isolating the cause of the problem: A. Determining the product and module, if possible; B. Determining what actions are causing the problem.

VII. Resolving the problem:
A. Providing a workaround, where possible, to alleviate the impact on a customer's operations. Another solution may be provided at a later time.

When SDTI must escalate a problem to Worldtalk, SDTI is responsible for:

I. Escalating only problems that have been determined to be, or are highly probable to be, the result of a design or implementation defect in the Product that cannot be resolved by SDTI.

II. Providing clear, accurate, and complete problem statements with symptoms and environment information which includes but is not limited to:
A. Date customer initially reported problem;
B. Concise customer impact statement;
C. Vendor or third party information if appropriate;
D. Configuration data;
E. Pointers to supporting information on frequency, error logs, dump files;
F. Steps taken to correct the problem; G. Current status of problem.

III. Ensuring highly qualified resources are available to assist Worldtalk. These resources will be involved in:
A. On-site information gathering;
B. Testing solutions at the customer site;
C. Troubleshooting the problem;
D. Assisting with any phase of solution development when necessary;
E. Duplicating the problem, where possible.

IV. Ensuring that any workaround or final resolution provided is usable and acceptable in the customer's environment.

V. Delivery of all Worldtalk lab tested solutions to the customer in an expeditious fashion and verifying that they work in the customer's environment.

VI. Promptly reporting any problems with the solutions to Worldtalk.

Worldtalk's Responsibilities

Worldtalk's responsibilities include:

I. Ensuring timely resolution of problems properly escalated to Worldtalk.

II. Isolation and management of all escalated problems that are "undefined," or can be labeled "other" (i.e., interoperability or multivendor).

III. Defining the communications, via the Internet, between Worldtalk and SDTI on all problems.

IV. Ensuring Worldtalk resources are available to address problems at all levels of Severity (see below).

V. Further isolating the detailed cause of the escalated problem.

VI. Providing a work-around until a permanent solution is available, as appropriate.

VII. Creating a technical solution where appropriate.

VIII. Properly testing the solution:
A. Ensuring that the solution is fully tested and that the solution does not create other problems. B. Properly testing reproducible problems to ensure that the escalated remedial problems have been addressed.

IX. Ensuring the solution is documented and considered for incorporation into future versions of the Products.

Problem Resolution

For Severity 1 problems, the objective is to get the customer's operation back on line within twenty-four (24) hours and to downgrade the problem accordingly. Severity 1 problems will not be considered closed until one of the following activities has been completed:

1. A code change in the form of a "patch," a formal engineering change order, a new image, or new revision that corrects the problem without causing additional problems has been delivered to the customer, successfully installed and is working.

2. A work-around is delivered to and accepted by the customer as a final solution.

3. To correct the problem within a named specific update of the product. This applies when the problem cannot be economically or feasibly solved, and requires a redesign of the product or rewrite of the segment of code or image.

4. A policy or position statement is issued by Worldtalk that explains why Worldtalk does not intend to take any further action.

Communications

The primary method of communications between Worldtalk and SDTI shall be via the Internet. Worldtalk will provide support by telephone as reasonably necessary. Upon execution of this agreement, Worldtalk and SDTI shall prepare a communications document detailing the methodology and specific addresses necessary to implement the problem reporting and resolution process.

REMEDIAL PROBLEM DEFINITION

Severity Definitions

The escalation process incorporated in this Exhibit F categorizes problems into three levels of severity. This section contains definitions, response requirements and implementation guidelines for SDTI and Worldtalk.

The severity levels set by SDTI and as agreed by Worldtalk must reflect the total situation from both the technical and customer impact aspects.

These levels of severity drive the goals for both SDTI and Worldtalk.

1. Severity 1

"Severity 1" problems (a) prevent installation of the Product, (b) cause the Product, the SDTI product in which such Product is incorporated or the customer's operating system to fail completely, (c) require constant restarting of the Product, the SDTI product in which such Product is incorporated or the customer's operating system, (d) result in irretrievable corruption or loss of data or (e) result in severe customer dissatisfaction. With Severity 1 problems, there is no known work-around or solution to the problem. The customer is unable to use the Product.

When working a "Severity 1" problem, the goal is to drive its level of severity to "2" so that usefulness of the system is regained by the customer.

2. Severity 2

"Severity 2" problems prevent the use of a documented function of the Product, preventing or inhibiting the Product from accomplishing the task for which it was designed. There is no known work-around to such problem and SDTI's customer's use of the Product is severely restricted.

Efforts to isolate, diagnose, and effect a work-around or repair to a Severity 2 problem may be discontinuous. A work-around should be provided within two (2) business days. Worldtalk will work with SDTI until both Worldtalk and SDTI agree that the call should be closed. A permanent correction should be incorporated into the next update of the Product. Within ten (10) calendar days of Worldtalk's receipt of an error notification, Worldtalk will provide a plan for fixing the error.

3. Severity 3

"Severity 3" will be assigned to (a) general usage questions, (b) recommendations for Software enhancements or modifications and (c) calls that are passed on to Worldtalk for informational purposes. The impact on the Customer is non-critical.

If SDTI's sole reason for escalating a "Severity 3" call is to submit a draft symptom/resolution for consideration by Worldtalk then Worldtalk will acknowledge receipt and respond accordingly with recommendations.

Problem Response Criteria

Worldtalk shall acknowledge receipt of SDTI's problem report. Subject to the coverage hours specified herein, on receipt of a problem from SDTI, Worldtalk will respond as follows:

1. Severity 1: Respond within one (1) working hour of receipt;

2. Severity 2: Reasonable efforts to respond within four (4) business hours, but not later than one (1) business day of receipt;

3. Severity 3: Respond within five (5) working days of receipt.

Coverage Hours

Support will be provided by Worldtalk to SDTI on a five (5) day by nine (9) hour basis. Call hours are Monday through Friday 9:00 a.m. to 6:00 p.m. Pacific Time, excluding locally observed holidays.

Worldtalk will make support available to SDTI beginning January 1, 1998 at all times not specified above, for which SDTI will pay Worldtalk [**] per hour (other than the hours of 6:00 a.m. to 9:00 a.m. Pacific Time on nonholiday weekdays, when such additional support will be provided without additional charge), except that where a Severity 1 problem cannot be resolved with a workaround and requires a code fix by Worldtalk, SDTI will not be billed for off-hours charges. Worldtalk and SDTI will mutually agree upon a reasonable procedure for accessing such support, it being understood that Worldtalk may not be able to respond within the timeframes specified above for Severity 1 errors during off-hours.

On-Site Support

Either Worldtalk or SDTI may provide on-site support to address Severity 1 level problems. If a Severity 1 problem occurs and SDTI desires to provide on-site support itself, it may contact Worldtalk. Worldtalk may at its discretion confirm in writing that SDTI may provide its own on-site support, in which case Worldtalk will reimburse SDTI for expenses reasonably incurred by SDTI in providing such support to the extent the problem requires a code fix by Worldtalk under this Agreement and no workaround exists. Worldtalk will not be responsible for reimbursing SDTI if SDTI has not contacted and received written confirmation from Worldtalk for SDTI to provide its own on-site support. If upon contact by SDTI Worldtalk in its discretion determines to provide on-site support itself, Worldtalk will do so at its expense, provided that if the problem is not a Severity 1 problem for which Worldtalk is obligated to provide a code fix under this Agreement or if a workaround existed, SDTI will reimburse Worldtalk for expenses reasonably incurred in providing such support.

                                    EXHIBIT G

                                    MARKETING

SDTI will advertise Products in the Territory in accordance with this Agreement, provided that SDTI will not use advertisements for the Products that have not been approved in writing by Worldtalk. SDTI will at its expense: (i) attend, and promote Products in, such trade shows, conventions and exhibits as Worldtalk reasonably requests; (ii) attend any sales meetings held by Worldtalk to which Worldtalk invites SDTI with reasonable notice; and (iii) notify Worldtalk of SDTI's sales meetings and provide Worldtalk personnel adequate opportunity to provide sales and promotion information regarding Products in such meetings. SDTI and Worldtalk also contemplate conducting joint seminars with respect to the Products.

                                    EXHIBIT H

                    SOFTWARE LICENSE AND SERVICES AGREEMENTS

                     1. WORLDSECURE SERVER (U.S. AND CANADA)


NOTICE TO USERS:

THIS IS A CONTRACT BY INSTALLING THIS SOFTWARE YOU ACCEPT ALL THE TERMS AND CONDITIONS OF THIS WORLDTALK COMMUNICATIONS CORPORATION ("WORLDTALK") LICENSE AGREEMENT. CAREFULLY READ THIS WORLDTALK LICENSE AGREEMENT BEFORE PROCEEDING.

TO ACCEPT THIS AGREEMENT, CLICK ON THE "ACCEPT" BUTTON.

TO DECLINE THIS AGREEMENT, CLICK ON THE "DO NOT ACCEPT" BUTTON.

This is a legal agreement between you (either an individual or an entity) and Worldtalk. By installing and/or using the SOFTWARE, you agree to be bound by the terms of this Worldtalk License Agreement. If you do not agree to the terms of this Agreement, promptly cancel the installation.

SOFTWARE:    WorldSecure Server

             WORLDTALK COMMUNICATIONS CORPORATION LICENSE AGREEMENT

1. GRANT OF LICENSE. This Worldtalk Communications Corporation License Agreement ("License") permits you to use the Worldtalk software identified above, which includes software that provides services on a computer called a server ("Server Software") and which may include documentation provided in "online" or electronic form ("Documentation"). Worldtalk grants you the following rights to the Server Software and Documentation (collectively called the "SOFTWARE"), for internal purposes only.

        You may install the Server Software on one computer ("Server") and on the platform indicated on the proof of purchase. The Server Software is "Installed" on a computer when it is loaded into the temporary memory (e.g., RAM) or installed into the permanent memory (e.g., hard disk, CD-ROM, or other storage device) of that computer.

        The number of computers or workstations attached to a network that can access or otherwise utilize the services provided by the Server Software is limited to the user and module license identified on the proof of purchase.

2. COPYRIGHT. The SOFTWARE is owned by Worldtalk or its suppliers and is protected by United States copyright laws and international treaty provisions. Therefore, you may not use, copy, or distribute the SOFTWARE without authorization. Your use of the Software and the associated documentation is subject to the applicable copyright laws and the express rights and restrictions of this License Agreement.

3. OTHER RESTRICTIONS. You may not use the Server Software as part of or as the basis for a commercial public access data network consisting of one or more servers that carries end-to-end electronic information traffic unless you obtain a separate commercial-use license from Worldtalk. You may not rent, lease, or loan the SOFTWARE. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except to the extent the foregoing restriction is expressly prohibited by applicable law. You may not modify, or create derivative works based upon the SOFTWARE in whole or in part. You may not remove any copyright, trademark, or other proprietary notices from the Software.

LIMITED WARRANTY. Worldtalk warrants that the media on which the SOFTWARE is furnished under normal use will be free from defects in materials and workmanship and that the SOFTWARE under normal use will perform substantially in accordance with the accompanying documentation for a period of ninety (90) days from the date of delivery. This Warranty is valid only for the original purchaser. Any implied warranties on the Software are limited to ninety (90) days. Some states do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

CUSTOMER REMEDIES. Worldtalk's and its suppliers' entire liability and your exclusive remedy under this Warranty shall be replacement of the defective media or SOFTWARE that does not meet Worldtalk's Limited Warranty and that is returned to Worldtalk or an authorized Worldtalk representative with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.

OUTSIDE THE UNITED STATES, NEITHER THESE REMEDIES NOR ANY PRODUCT SUPPORT SERVICES OFFERED BY WORLDTALK ARE AVAILABLE WITHOUT PROOFOF PURCHASE FROM AN AUTHORIZED SOURCE.

NO OTHER WARRANTIES. YOU ASSUME THE ENTIRE COST OF ANY DAMAGE RESULTING FROM THE INFORMATION CONTAINED IN OR COMPILED BY THE PRODUCT. YOU ASSUME ALL RESPONSIBILITIES FOR SELECTION OF THE PRODUCT TO ACHIEVE YOUR INTENDED RESULTS, AND FOR THE INSTALLATION OF, USE OF, AND RESULTS OBTAINED FROM THE PRODUCT.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, WORLDTALK DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTION, AND NONINFRINGEMENT WITH RESPECT TO THE SOFTWARE. SOME STATES DO NOT ALLOW LIMITATIONS ON IMPLIED WARRANTIES, SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHERS WHICH VARY FROM STATE TO STATE.

NO LIABILITY FOR CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL WORLDTALK OR ITS SUPPLIERS BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY
LOSS) ARISING OUT OF THE USE OR INABILITY TO USE THIS WORLDTALK PRODUCT, EVEN IF WORLDTALK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU. IN NO EVENT SHALL WORLDTALK'S TOTAL LIABILITY TO LICENSEE FOR ALL DAMAGES IN ANY ONE OR MORE CAUSE OF ACTION EXCEED THE AMOUNT PAID BY LICENSEE FOR THE SOFTWARE.

U.S.  GOVERNMENT RESTRICTED RIGHTS

The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights of FAR 52.227-19 or FAR 52.227-14, Rights in Data-General, or in the case of NASA of FAR 18-52.227-86(d) of the NASA supplement to the FAR, as applicable. Manufacturer is Worldtalk Communications Corporation.

EXPORT LAW ASSURANCES

You acknowledge and agree that the Program is subject to restrictions and controls imposed by the United States Export Administration Act (the "Act") and the regulations thereunder. You agree and certify that neither the Program nor any direct product thereof is being or will be acquired, shipped, transferred or reexported, directly or indirectly, into any country prohibited by the Act and the regulations thereunder or will be used for any purpose prohibited by the same. You agree that you will not export or reexport the Program without obtaining the licenses or approvals, if any, required by the U.S. government.

EXCEPT FOR EXPORT TO CANADA FOR USE IN CANADA BY CANADIAN CITIZENS, THE PROGRAM AND ANY UNDERLYING TECHNOLOGY MAY NOT BE EXPORTED OUTSIDE THE UNITED STATES OR TO ANY FOREIGN ENTITY OR "FOREIGN PERSON" AS DEFINED BY U.S. GOVERNMENT REGULATIONS, INCLUDING WITHOUT LIMITATION, ANYONE WHO IS NOT A CITIZEN OR PERMANENT RESIDENT (GREEN CARD HOLDER) OF THE UNITED STATES.

This Agreement is governed by the laws of the United States and the State of California, without reference to conflict of laws principle. This Agreement is the entire agreement between Licensee and Worldtalk and supersedes any other communications or advertising with respect to the SOFTWARE and documentation. If any provision of this Agreement is held invalid, the remainder of this Agreement shall continue in full force and effect.

Should you have any questions concerning this Agreement, or if you desire to contact Worldtalk for any reason, please contact the Worldtalk subsidiary serving your country, or write:

               Worldtalk Customer Sales and Service
               5155 Old Ironsides Drive
               Santa Clara, CA 95054

By clicking on the "Accept" button you acknowledge that you have read this Agreement, understand it, and agree to be bound by its terms and conditions.

TO ACCEPT THIS AGREEMENT, CLICK ON THE "ACCEPT" BUTTON.

TO DECLINE THIS AGREEMENT, CLICK ON THE "DO NOT ACCEPT" BUTTON.

Copyright (C) Worldtalk Corporation, 1997. All rights reserved. Windows is a registered trademark of Microsoft Corporation. Windows NT is a trademark of Microsoft Corporation. Worldtalk and the Worldtalk logo, WorldSecure and WorldSecure Server are trademarks of Worldtalk Communications Corporation.

                        2. WORLDSECURE SERVER (WORLDWIDE)


NOTICE TO USERS:

THIS IS A CONTRACT. BY INSTALLING THIS SOFTWARE YOU ACCEPT ALL THE TERMS AND CONDITIONS OF THIS WORLDTALK COMMUNICATIONS CORPORATION ("WORLDTALK") LICENSE AGREEMENT. CAREFULLY READ THIS WORLDTALK LICENSE AGREEMENT BEFORE PROCEEDING.

TO ACCEPT THIS AGREEMENT, CLICK ON THE "ACCEPT" BUTTON.

TO DECLINE THIS AGREEMENT, CLICK ON THE "DO NOT ACCEPT" BUTTON.

This is a legal agreement between you (either an individual or an entity) and Worldtalk. By installing and/or using the SOFTWARE, you agree to be bound by the terms of this Worldtalk License Agreement. If you do not agree to the terms of this Agreement, promptly cancel the installation.

SOFTWARE:    WorldSecure Server

             WORLDTALK COMMUNICATIONS CORPORATION LICENSE AGREEMENT

1. GRANT OF LICENSE. This Worldtalk Communications Corporation License Agreement ("License") permits you to use the Worldtalk software identified above, which includes software that provides services on a computer called a server ("Server Software") and which may include documentation provided in "online" or electronic form ("Documentation"). Worldtalk grants you the following rights to the Server Software and Documentation (collectively called the "SOFTWARE"), for internal purposes only.

You may install the Server Software on one computer ("Server") and on the platform indicated on the proof of purchase. The Server Software is "Installed" on a computer when it is loaded into the temporary memory (e.g., RAM) or installed into the permanent memory (e.g., hard disk, CD-ROM, or other storage device) of that computer.

The number of computers or workstations attached to a network that can access or otherwise utilize the services provided by the Server Software is limited to the user and module license identified on the proof of purchase.

2. COPYRIGHT. The SOFTWARE is owned by Worldtalk or its suppliers and is protected by United States copyright laws and international treaty provisions. Therefore, you may not use, copy, or distribute the SOFTWARE without authorization. Your use of the Software and the associated documentation is subject to the applicable copyright laws and the express rights and restrictions of this License Agreement.

3. OTHER RESTRICTIONS. You may not use the Server Software as part of or as the basis for a commercial public access data network consisting of one or more servers that carries end-to-end electronic information traffic unless you obtain a separate commercial-use license from Worldtalk. You may not rent, lease, or loan the SOFTWARE. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except to the extent the foregoing restriction is expressly prohibited by applicable law. You may not modify, or create derivative works based upon the SOFTWARE in whole or in part. You may not remove any copyright, trademark, or other proprietary notices from the Software.

LIMITED WARRANTY. Worldtalk warrants that the media on which the software is furnished under normal use will be free from defects in materials and workmanship and that the SOFTWARE under normal use will perform substantially in accordance with the accompanying documentation for a period of ninety (90) days from the date of delivery. This Warranty is valid only for the original purchaser. Any implied warranties on the Software are limited to ninety (90) days. Some states do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

CUSTOMER REMEDIES. Worldtalk's and its suppliers' entire liability and your exclusive remedy under this Warranty shall be replacement of the defective media or SOFTWARE that does not meet Worldtalk's Limited Warranty and that is returned to Worldtalk or an authorized Worldtalk representative with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.

OUTSIDE THE UNITED STATES, NEITHER THESE REMEDIES NOR ANY PRODUCT SUPPORT SERVICES OFFERED BY WORLDTALK ARE AVAILABLE WITHOUT PROOF OF PURCHASE FROM AN AUTHORIZED SOURCE.

NO OTHER WARRANTIES. YOU ASSUME THE ENTIRE COST OF ANY DAMAGE RESULTING FROM THE INFORMATION CONTAINED IN OR COMPILED BY THE PRODUCT. YOU ASSUME ALL RESPONSIBILITIES FOR SELECTION OF THE PRODUCT TO ACHIEVE YOUR INTENDED RESULTS, AND FOR THE INSTALLATION OF, USE OF, AND RESULTS OBTAINED FROM THE PRODUCT.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, WORLDTALK DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTION, AND NONINFRINGEMENT WITH RESPECT TO THE SOFTWARE. SOME STATES DO NOT ALLOW LIMITATIONS ON IMPLIED WARRANTIES, SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHERS WHICH VARY FROM STATE TO STATE.

NO LIABILITY FOR CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL WORLDTALK OR ITS SUPPLIERS BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY
LOSS) ARISING OUT OF THE USE OR INABILITY TO USE THIS WORLDTALK PRODUCT, EVEN IF WORLDTALK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU. IN NO EVENT SHALL WORLDTALK'S TOTAL LIABILITY TO LICENSEE FOR ALL DAMAGES IN ANY ONE OR MORE CAUSE OF ACTION EXCEED THE AMOUNT PAID BY LICENSEE FOR THE SOFTWARE.

U.S.  GOVERNMENT RESTRICTED RIGHTS

The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights of FAR 52.227-19 or FAR 52.227-14, Rights in Data-General, or in the case of NASA of FAR 18-52.227-86(d) of the NASA supplement to the FAR, as applicable. Manufacturer is Worldtalk Communications Corporation.

EXPORT LAW ASSURANCES

You acknowledge and agree that the Program is subject to restrictions and controls imposed by the United States Export Administration Act (the "Act") and the regulations thereunder. You agree and certify that neither the Program nor any direct product thereof is being or will be acquired, shipped, transferred or reexported, directly or indirectly, into any country prohibited by the Act and the regulations thereunder or will be used for any purpose prohibited by the same. You agree that you will not export or reexport the Program without obtaining the licenses or approvals, if any, required by the U.S. government.

This Agreement is governed by the laws of the United States and the State of California, without reference to conflict of laws principle. This Agreement is the entire agreement between Licensee and Worldtalk and supersedes any other communications or advertising with respect to the SOFTWARE and documentation. If any provision of this Agreement is held invalid, the remainder of this Agreement shall continue in full force and effect.

Should you have any questions concerning this Agreement, or if you desire to contact Worldtalk for any reason, please contact the Worldtalk subsidiary serving your country, or write:

               Worldtalk Customer Sales and Service
               5155 Old Ironsides Drive
               Santa Clara, CA 95054

By clicking on the "Accept" button you acknowledge that you have read this Agreement, understand it, and agree to be bound by its terms and conditions.

TO ACCEPT THIS AGREEMENT, CLICK ON THE "ACCEPT" BUTTON.

TO DECLINE THIS AGREEMENT, CLICK ON THE "DO NOT ACCEPT" BUTTON.

Copyright (C) Worldtalk Corporation, 1997. All rights reserved. Windows is a registered trademark of Microsoft Corporation. Windows NT is a trademark of Microsoft Corporation. Worldtalk and the Worldtalk logo, WorldSecure and WorldSecure Server are trademarks of Worldtalk Communications Corporation.

                                 3. NETTALK[TM]


NOTICE TO USERS:

THIS IS A CONTRACT. BY INSTALLING THIS SOFTWARE YOU ACCEPT ALL THE TERMS AND CONDITIONS OF THIS WORLDTALK COMMUNICATIONS CORPORATION ("WORLDTALK") LICENSE AGREEMENT. CAREFULLY READ THIS WORLDTALK LICENSE AGREEMENT BEFORE PROCEEDING.

TO ACCEPT THIS AGREEMENT, CLICK ON THE "ACCEPT" BUTTON

TO DECLINE THIS AGREEMENT, CLICK ON THE "DO NOT ACCEPT" BUTTON, AND THE INSTALLATION PROCESS WILL NOT CONTINUE.

This is a legal agreement between you (either an individual or an entity) and Worldtalk. By installing and/or using the SOFTWARE, you agree to be bound by the terms of this Worldtalk License Agreement. If you do not agree to the terms of this Agreement, promptly cancel the installation.

SOFTWARE:    NetTalk[TM]

             WORLDTALK COMMUNICATIONS CORPORATION LICENSE AGREEMENT

1. GRANT OF LICENSE. This Worldtalk Communications Corporation License Agreement ("License") permits you to use the Worldtalk software identified above, which includes software that provides services on a computer called a server ("Server Software") and which may include documentation provided in "online" or electronic form ("Documentation"). Worldtalk grants you the following rights to the Server Software and Documentation (collectively called the "SOFTWARE"), for internal purposes only.

You may install the Server Software on one computer ("Server") and on the platform indicated on the proof of purchase. The Server Software is "Installed" on a computer when it is loaded into the temporary memory (e.g., RAM) or installed into the permanent memory (e.g., hard disk, CD-ROM, or other storage device) of that computer.

The number of computers or workstations attached to a network that can access or otherwise utilize the services provided by the Server Software is limited to the quantity of User Licenses identified on the proof of purchase.

2. COPYRIGHT. The SOFTWARE is owned by Worldtalk or its suppliers and is protected by United States copyright laws and international treaty provisions. Therefore, you may not use, copy, or distribute the SOFTWARE without authorization. Your use of the Software and the associated documentation is subject to the applicable copyright laws and the express rights and restrictions of this License Agreement.

3. OTHER RESTRICTIONS. You may not use the Server Software as part of or as the basis for a commercial public access data network consisting of one or more servers that carries end-to-end electronic information traffic unless you obtain a separate commercial-use license from Worldtalk. You may not rent, lease, or loan the SOFTWARE. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except to the extent the foregoing restriction is expressly prohibited by applicable law. You may not modify, or create derivative works based upon the SOFTWARE in whole or in part. You may not remove any copyright, trademark, or other proprietary notices from the Software.

LIMITED WARRANTY

LIMITED WARRANTY. Worldtalk warrants that the media on which the software is furnished under normal use will be free from defects in materials and workmanship [TO BE ADDED AT NEXT PRINTING: and that the

SOFTWARE under normal use will perform substantially in accordance with the accompanying documentation] for a period of ninety (90) days from the date of delivery. This Warranty is valid only for the original purchaser. Any implied warranties on the Software are limited to ninety (90) days. Some states do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

CUSTOMER REMEDIES. Worldtalk's and its suppliers' entire liability and your exclusive remedy under this Warranty shall be replacement of the defective media or SOFTWARE that does not meet Worldtalk's Limited Warranty and that is returned to Worldtalk or an authorized Worldtalk representative with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.

OUTSIDE THE UNITED STATES, NEITHER THESE REMEDIES NOR ANY PRODUCT SUPPORT SERVICES OFFERED BY WORLDTALK ARE AVAILABLE WITHOUT PROOF OF PURCHASE FROM AN AUTHORIZED SOURCE.

NO OTHER WARRANTIES. YOU ASSUME THE ENTIRE COST OF ANY DAMAGE RESULTING FROM THE INFORMATION CONTAINED IN OR COMPILED BY THE PRODUCT. YOU ASSUME ALL RESPONSIBILITIES FOR SELECTION OF THE PRODUCT TO ACHIEVE YOUR INTENDED RESULTS, AND FOR THE INSTALLATION OF, USE OF, AND RESULTS OBTAINED FROM THE PRODUCT.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, WORLDTALK DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTION, AND NONINFRINGEMENT WITH RESPECT TO THE SOFTWARE. SOME STATES DO NOT ALLOW LIMITATIONS ON IMPLIED WARRANTIES, SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHERS WHICH VARY FROM STATE TO STATE.

NO LIABILITY FOR CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL WORLDTALK OR ITS SUPPLIERS BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY
LOSS) ARISING OUT OF THE USE OR INABILITY TO USE THIS WORLDTALK PRODUCT, EVEN IF WORLDTALK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU. IN NO EVENT SHALL WORLDTALK'S TOTAL LIABILITY TO LICENSEE FOR ALL DAMAGES IN ANY ONE OR MORE CAUSE OF ACTION EXCEED THE AMOUNT PAID BY LICENSEE FOR THE SOFTWARE.

U.S.  GOVERNMENT RESTRICTED RIGHTS

The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights of FAR 52.227-19 or FAR 52.227-14, Rights in Data-General, or in the case of NASA of FAR 18-52.227-86(d) of the NASA supplement to the FAR, as applicable. Manufacturer is Worldtalk Communications Corporation.

This Agreement is governed by the laws of the United States and the State of California, without reference to conflict of laws principle. This Agreement is the entire agreement between Licensee and Worldtalk and supersedes any other communications or advertising with respect to the SOFTWARE and documentation. If any provision of this Agreement is held invalid, the remainder of this Agreement shall continue in full force and effect.

Should you have any questions concerning this Agreement, or if you desire to contact Worldtalk for any reason, please contact the Worldtalk subsidiary serving your country, or write:

               Worldtalk Customer Sales and Service
               5155 Old Ironsides Drive
               Santa Clara, CA 95054

By clicking on the "Accept" button you acknowledge that you have read this Agreement, understand it, and agree to be bound by its terms and conditions.

TO ACCEPT THIS AGREEMENT, CLICK ON THE "ACCEPT" BUTTON

TO DECLINE THIS AGREEMENT, CLICK ON THE "DO NOT ACCEPT" BUTTON, AND THE INSTALLATION PROCESS WILL NOT CONTINUE.

Copyright (C) Worldtalk Corporation, 1997. All right reserved. Windows is a registered trademark of Microsoft Corporation. Windows NT is a trademark of Microsoft Corporation. Digital, the Digital logo, AltaVista Mail, and AltaVista are trademarks of Digital Equipment Corporation. ICL, I500 and the I500 logo are trademarks of International Computers Limited (ICL). Worldtalk, the Worldtalk logo, NetTalk and the NetTalk logo are trademarks of Worldtalk Communications Corporation.

                     4. WORLDSECURE CLIENT (U.S. AND CANADA)


This is a downloadable disk image of a 30-day evaluation version of WorldSecure Client

If you like it call +1 800 454 4674 to order and receive an activation key for a fully functional version.

Please note that by installing this product or acquiring a Worldtalk activation key you are agreeing to the terms of the software license agreement below.

                      WORLDTALK COMMUNICATIONS CORPORATION

Software License Agreement

PLEASE READ THIS DOCUMENT CAREFULLY BEFORE INSTALLING THIS PRODUCT AND FOR BY ACQUIRING A WORLDTALK ACTIVATION KEY BY INSTALLING THIS PRODUCT AND ACQUIRING A WORLDTALK ACTIVATION KEY AND FOR USING THE ENCLOSED SOFTWARE YOU AGREE TO BECOME BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT.

IF YOU DO NOT AGREE WITH THESE TERMS AND CONDITIONS UNINSTALL PACKAGE AND RETURN TO WORLDTALK FOR A FULL REFUND OF ANY FEES PAID INVOICE ONLY IF PRODUCT WAS DOWNLOADED.

Important Export Law Notice and Agreement. EXCEPT FOR EXPORT TO CANADA FOR USE IN CANADA BY CANADIAN CITIZENS THE PROGRAM AND ANY UNDERLYING TECHNOLOGY MAY NOT BE EXPORTED OUTSIDE THE UNITED STATES OR TO ANY FOREIGN ENTITY OR FOREIGN PERSON AS DEFINED BY U.S. GOVERNMENT REGULATIONS INCLUDING WITHOUT LIMITATION ANYONE WHO IS NOT A CITIZEN OR PERMANENT RESIDENT GREEN CARD HOLDER OF THE UNITED STATES BY DOWNLOADING OR USING THE SOFTWARE YOU ARE AGREEING TO THE FOREGOING AND YOU ARE WARRANTING THAT YOU ARE A CITIZEN OR PERMANENT RESIDENT AND ARE NOT A FOREIGN PERSON OR UNDER THE CONTROL OF A FOREIGN PERSON.

Worldtalk Communications Corporation. Worldtalk grants you Licensee a non-exclusive, non-transferable license to use the identified WorldSecure Client product and accompanying documentation the Program within a single enterprise according to the following terms.



SOFTWARE LICENSE

For a period of thirty (30) days following the date the Program is first installed Licensee may install the Program on computers within the single enterprise for evaluation purposes only Licensee acknowledges that unless you acquire a Worldtalk Activation Key the Program will cease to operate and the license hereunder will terminate at the end of such thirty (30) day period. Upon obtaining a Worldtalk Activation Key, Licensee may (a) install one copy of the Program on only one computer; (b) make one copy of the Program in machine readable form solely for backup purposes provided that Licensee reproduce all proprietary notices on the copy and (c) physically transfer the Program from one computer to another provided that the Program is used on only one computer at a time.

Licensee may not transfer the Program beyond the initial licensed working group or enterprise without Worldtalk's prior written consent. Licensee agrees not to use a Worldtalk Activation Key on any copy of the Program other than the two copies specified at (a) and (b) above. Licensee agrees that all copies made of the Program and related documentation shall include the same proprietary notices, labels and marks as the originals.

Licensee may not (a) install the Program on more than one computer or workstation at a time in a network or multi-user system (b) modify translate, reverse engineer, decompile, disassemble, create, derivative works based on, or copy except for the backup copy, the Program or the accompanying documentation
(c) rent transfer or grant any rights in the Program or accompanying documentation in any form to any person without the prior written consent of Worldtalk, which consent will not be unreasonably withheld or (d) remove or destroy any proprietary, trademark or copyright notices, labels or marks on the Program and the accompanying documentation. The Program is protected by United States copyright law and international treaties. Worldtalk retains all right, title and ownership interest in the Program and accompanying documentation and any copy made by you remain the sole property of Worldtalk. Unauthorized copying of the Program or the accompanying documentation or failure to comply with the above restrictions will result in automatic termination of this license and will make available to Worldtalk other legal remedies. Upon termination, Licensee agrees to destroy the Program and all copies thereof.

LIMITED WARRANTY AND DISCLAIMER

Provided that you have purchased a Worldtalk Activation Key, Worldtalk warrants that for a period of ninety (90) days from the date of delivery or acquisition of such Worldtalk Activation Key, whichever is later, diskettes, tapes or other media on which the Program is furnished will be free from defects in materials and workmanship and the Program under normal use will perform substantially in accordance with the accompanying documentation and any hardware accompanying the Program shall be subject to the manufacturer's warranty and shall not be warranted by Worldtalk. Worldtalk and for its suppliers entire liability and Licensee's exclusive remedy under this warranty which is subject to receipt of the returned Program along with a copy of the invoice will be at Worldtalk's option to attempt to correct errors with efforts which Worldtalk believes suitable to the problem to replace the Program or media with functionally equivalent software or media as applicable or to refund the purchase price and terminate this Agreement.

EXCEPT FOR THE ABOVE EXPRESSED LIMITED WARRANTIES, WORLDTALK MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESSED, IMPLIED STATUTORY OR IN ANY OTHER MANNER AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT WORLDTALK DOES NOT WARRANT THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES SO THE ABOVE EXCLUSIONS MAY NOT APPLY TO LICENSEE. THIS WARRANTY PROVIDES SPECIFIC LEGAL RIGHTS LICENSEE MAY ALSO HAVE OTHER RIGHTS UNDER STATE LAW.

LIMITATION OF LIABILITY.

REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE IN NO EVENT WILL WORLDTALK COMMUNICATION CORP BE LIABLE FOR ANY DAMAGES INCLUDING LOSS OF DATA, BREACH OF SECURITY, LOST PROFITS, BUSINESS INTERRUPTION, COST OF COVER OR OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR INDIRECT DAMAGES ARISING FROM THE USE OF THE PROGRAM OR ACCOMPANYING DOCUMENTATION. HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, THIS LIMITATION WILL APPLY EVEN IF WORLDTALK OR AN AUTHORIZED DEALER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

LICENSEE ACKNOWLEDGES THAT THE LICENSE FEE REFLECTS THIS ALLOCATION OF RISK. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE EXCLUSIONS MAY NOT APPLY TO LICENSEE.

GOVERNMENT USE

Use duplication or disclosure by the United States Government is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer-Restricted Rights clause at FAR 52.227-19 when applicable or in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Program clause at DFARS 252.227-7013 and in similar clauses in the NASA FAR Supplement Contractor. Manufacturer is Worldtalk Communications Corp., 5155 Old Ironsides Drive, Santa Clara CA 95054.

EXPORT LAW ASSURANCES

Licensee acknowledges and agrees that the Program is subject to restrictions and controls imposed by the United States Export Administration Act (the "Act") and the regulations thereunder. Licensee agrees and certifies that neither the Program nor any direct product thereof is being or will be acquired, shipped, transferred or reexported, directly or indirectly into any country prohibited by the Act and the regulations thereunder or will be used for any purpose prohibited by the same. Licensee agrees that it will not export or reexport the Program without obtaining the licenses or approvals, if any, required by the U.S. government.

EXCEPT FOR EXPORT TO CANADA FOR USE IN CANADA BY CANADIAN CITIZENS THE PROGRAM AND ANY UNDERLYING TECHNOLOGY MAY NOT BE EXPORTED OUTSIDE THE UNITED STATES OR TO ANY FOREIGN ENTITY OR FOREIGN PERSON AS DEFINED U.S. BY GOVERNMENT REGULATIONS, INCLUDING WITHOUT LIMITATION, ANYONE WHO IS NOT A CITIZEN OR PERMANENT RESIDENT GREEN CARD HOLDER OF THE UNITED STATES.

GENERAL

This Agreement will be governed by the laws of the State of Washington, except for that body of law dealing with conflicts of law. The Agreement is the entire agreement held between us and supersedes any other communications or advertising with respect to the Program and accompanying documentation. If any provision of this Agreement is held invalid, the remainder of this Agreement shall continue in full force and effect. If you have any questions, please contact: Worldtalk Customer Sales and Service, 5155 Old Ironsides Drive, Santa Clara CA 95054.

Worldtalk and the Worldtalk logo, WorldSecure and WorldSecure Client are trademarks of Worldtalk Communications Corporation. All other brands and products are trademarks of their respective holders. Specifications subject to change without notice. Copyright 1996-1997 Worldtalk Corporation. All rights reserved. Printed in US.

                        5. WORLDSECURE CLIENT (WORLDWIDE)


This is a downloadable disk image of a 30-day evaluation version of WorldSecure Client. If you like it call +1 800 454 4674 to order and receive an activation key for a fully functional version. Please note that by installing this product or acquiring a Worldtalk activation key you are agreeing to the terms of the software license agreement below.

WORLDTALK COMMUNICATIONS CORPORATION

Software License Agreement

PLEASE READ THIS DOCUMENT CAREFULLY BEFORE INSTALLING THIS PRODUCT AND ACQUIRING BY A WORLDTALK ACTIVATION KEY BY INSTALLING THIS PRODUCT AND FOR ACQUIRING A WORLDTALK ACTIVATION KEY AND FOR USING THE ENCLOSED SOFTWARE YOU AGREE TO BECOME BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT.

IF YOU DO NOT AGREE WITH THESE TERMS AND CONDITIONS UNINSTALL PACKAGE AND RETURN TO WORLDTALK FOR A FULL REFUND OF ANY FEES PAID, INVOICE ONLY IF PRODUCT WAS DOWNLOADED.

Worldtalk Communications Corporation, Worldtalk grants you Licensee a non-exclusive non-transferable license to use the identified WorldSecure Client product and accompanying documentation the Program within a single enterprise according to the following terms.

SOFTWARE LICENSE

For a period of thirty (30) days following the date the Program is first installed Licensee may install the Program on computers within the single enterprise for evaluation purposes only. Licensee acknowledges that unless you acquire a Worldtalk Activation Key, the Program will cease to operate and the license hereunder will terminate at the end of such thirty (30) day period.

Upon obtaining a Worldtalk Activation Key, Licensee may (a) install one copy of the Program on only one computer (b) make one copy of the Program in machine readable form solely for backup purposes provided that Licensee reproduce all proprietary notices on the copy and (c) physically transfer the Program from one computer to another provided that the Program is used on only one computer at a time. Licensee may not transfer the Program beyond the initial licensed working group or enterprise without Worldtalk's prior written consent. Licensee agrees not to use a Worldtalk Activation Key on any copy of the Program other than the two copies specified at (a) and (b) above.

Licensee agrees that all copies made of the Program and related documentation shall include the same proprietary notices labels and for marks as the originals. Licensee may not (a) install the Program on more than one computer or workstation at a time in a network or multi-user system, (b) modify, translate, reverse engineer, decompile, disassemble, create, derivative works based on or copy except for the backup copy the Program or the accompanying documentation
(c) rent, transfer or grant any rights in the Program or accompanying documentation in any form to any person without the prior written consent of Worldtalk which consent will not be unreasonably withheld (d) remove or destroy any proprietary, trademark, or copyright notices labels or marks on the Program and the accompanying documentation. The Program is protected by United States copyright law and international treaties. Worldtalk retains all right title and ownership interest in the Program and accompanying documentation and any copy made by you remain the sole property of Worldtalk. Unauthorized copying of the Program or the accompanying documentation or failure to comply with the above restrictions will result in automatic termination of this license and will make available to Worldtalk other legal remedies. Upon termination, Licensee agrees to destroy the Program and all copies thereof.

LIMITED WARRANTY AND DISCLAIMER

Provided that you have purchased a Worldtalk Activation Key, Worldtalk warrants that (a) for a period of ninety (90) days from the date of delivery or acquisition of such Worldtalk Activation Key whichever is later, diskettes, tapes or other media on which the Program is furnished will be free from defects in materials and workmanship and the Program under normal use will perform substantially in accordance with the accompanying documentation and (b) any hardware accompanying the Program shall be subject to the manufacturer's warranty and shall not be warranted by Worldtalk. Worldtalk and for its suppliers entire liability and Licensee's exclusive remedy under this warranty which is subject to receipt of the returned Program along with a copy of the invoice will be at Worldtalk's option, to attempt to correct errors with efforts which Worldtalk believes suitable to the problem to replace the Program or media with functionally equivalent software or media, as applicable, or to refund the purchase price and terminate this Agreement.

EXCEPT FOR THE ABOVE EXPRESSED LIMITED WARRANTIES WORLDTALK MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESSED, IMPLIED,STATUTORY, OR IN ANY OTHER MANNER AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. WORLDTALK DOES NOT WARRANT THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES SO THE ABOVE EXCLUSIONS MAY NOT APPLY TO LICENSEE THIS WARRANTY PROVIDES SPECIFIC LEGAL RIGHTS. LICENSEE MAY ALSO HAVE OTHER RIGHTS UNDER STATE LAW.

LIMITATION OF LIABILITY

REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE IN NO EVENT WILL WORLDTALK COMMUNICATION CORP BE LIABLE FOR ANY DAMAGES INCLUDING LOSS OF DATA BREACH OF SECURITY, LOST PROFITS, BUSINESS INTERRUPTION, COST OF COVER OR OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR INDIRECT DAMAGES ARISING FROM THE USE OF THE PROGRAM OR ACCOMPANYING. DOCUMENTATION HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF WORLDTALK OR AN AUTHORIZED DEALER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. LICENSEE ACKNOWLEDGES THAT THE LICENSE FEE REFLECTS THIS ALLOCATION OF RISK. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE EXCLUSIONS MAY NOT APPLY TO LICENSEE.

GOVERNMENT USE

Use duplication or disclosure by the United States Government is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer-Restricted Rights clause at FAR 52.227-19 when applicable or in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Program clause at DFARS 252.227-7013, and in similar clauses in the NASA FAR Supplement. Contractor Manufacturer is Worldtalk Communications Corp., 5155 Old Ironsides Drive, Santa Clara CA 95054.

EXPORT LAW ASSURANCES

Licensee acknowledges and agrees that the Program is subject to restrictions and controls imposed by the United States Export Administration Act (the "Act") and the regulations thereunder. Licensee agrees and certifies that neither the Program nor any direct product thereof is being or will be acquired, shipped, transferred or reexported, directly or indirectly into any country prohibited by the Act and the regulations thereunder or will be used for any purpose prohibited by the same Licensee agrees that it will not export or reexport the Program without obtaining the licenses or approvals, if any, required by the US government.

GENERAL

This Agreement will be governed by the laws of the State of Washington, except for that body of law dealing with conflicts of law. This Agreement is the entire agreement held between us and supersedes any other communications or advertising with respect to the Program and accompanying documentation. If any provision of this Agreement is held invalid, the remainder of this Agreement shall continue in full force and effect. If you have any questions, please contact:

               Worldtalk Customer Sales and Service
               5155 Old Ironsides Drive
               Santa Clara, CA 95054

Worldtalk and the Worldtalk logo, WorldSecure and WorldSecure Client are trademarks of Worldtalk Communications Corporation. All other brands and products are trademarks of their respective holders. Specifications subject to change without notice.

Copyright 1996-1997 Worldtalk Corporation.  All rights reserved. Printed in US.

                                   EXHIBIT I

                                TRAINING SCHEDULE

The following is an expected schedule of training activities. Actual times and locations may change as determined by Worldtalk in consultation with SDTI.


DATE                  ACTIVITY
[**]                  o  SDI SE training on [**],[**]

                      o  SDI support training

[**]                  o  SDI SE training in UK on [**]

[**]                  o  Support training for U.S. and Canadian support staff
                         (need-based after 10/20-10/24 training)

[**]                  o  SDI Worldwide sales meeting participation;
                         sales training

[**] per quarter      o  SDI regional sales meetings; sales training
Q4 of each year       o  US/CAN, European regional sales meetings; sales
                         training (best efforts)

Twice per year (at    o  WorldTalk Worldwide sales meetings; sales training/
a minimum)               corporate update

Once per Year         o  Support training for each Major Release released
                         during such year

                                    EXHIBIT J

                                ESCROW AGREEMENT

                           PREFERRED ESCROW AGREEMENT

                      Account Number ______________________


This Agreement is effective September __, 1997 among Data Securities International, Inc. ("DSI"), Worldtalk Communications Corporation, a Delaware corporation ("Depositor") and Security Dynamics Technologies, Inc., a Delaware corporation ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).


ARTICLE 1  --  DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") required to be deposited by the license agreement.

1.2 Identification of Tangible Media. Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit A to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The

Exhibit A must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in
Section 2.2 below.

1.3 Deposit Inspection. When DSI receives the deposit materials and the Exhibit A, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit A. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit A, DSI will date and sign the Exhibit A and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit A, DSI will (a) note the discrepancies in writing on the Exhibit A; (b) date and sign the Exhibit A with the exceptions noted; and (c) provide a copy of the Exhibit A to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit A by DSI. Delivery of the signed Exhibit A to Preferred Beneficiary is Preferred Beneficiary's notice that the deposit materials have been received and accepted by DSI.

1.5 Depositor's Representations. Depositor represents as follows:

        a. Depositor lawfully possesses all of the deposit materials deposited with DSI;

        b. With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

        c. The deposit materials are not subject to any lien or other encumbrance;

        d. The deposit materials consist of the proprietary information and other materials identified in the license agreement; and

        e. The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 90 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit A and the new Exhibit A shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit A. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8 Removal of Deposit Materials. The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.


ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall maintain the deposit materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the deposit materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer the deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section
4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the deposit materials.


ARTICLE 4  -- RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, "Release Conditions" shall mean the occurrence of Depositor's material failure to support the Products (as defined in the license agreement) in accordance with Section 9(b) of the license agreement following written notice thereof from SDTI and a thirty-five (35) day period to cure, as set forth in Section 9(g) of the license agreement.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3 Contrary Instructions. From the date Depositor receives the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section (Section 7.3) of this Agreement. Subject to Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the deposit materials held by DSI.

4.5 Right to Use Following Release. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by
Section 9(b) of the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials.


ARTICLE 5  --  TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement by joint instruction of Depositor and Preferred Beneficiary, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with Depositor's instructions. Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

        a.      Depositor's Representations (Section 1.5);

        b. The obligations of confidentiality with respect to the deposit materials;

        c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

        d.      The obligation to pay DSI any fees and expenses due;

        e.      The provisions of Article 7; and

        f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.


ARTICLE 6  --  DSI'S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due upon receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.


ARTICLE 7  --  LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

        a.     Give DSI at least two business days' prior notice of the hearing;

        b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

        c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.


____________________________________   ________________________________________
Depositor                              Preferred Beneficiary

By: ________________________________   By: ____________________________________

Name:_______________________________   Name:___________________________________

Title:______________________________   Title:__________________________________

Date:_______________________________   Date:___________________________________


                       Data Securities International, Inc.

               By:_______________________________________________

               Name:_____________________________________________

               Title:____________________________________________

               Date:_____________________________________________

                                                                       EXHIBIT A

                        DESCRIPTION OF DEPOSIT MATERIALS


Depositor Company Name Worldtalk Communications Corporation_____________________

Account Number _________________________________________________________________

PRODUCT DESCRIPTION:
Product Name______________________________Version_______________________________

Operating System________________________________________________________________

Hardware Platform_______________________________________________________________


DEPOSIT COPYING INFORMATION:
Hardware required:______________________________________________________________

Software required:______________________________________________________________

DEPOSIT MATERIAL DESCRIPTION:

Qty            Media Type & Size                 Label Description of Each Separate
Item
                                                 (excluding documentation)
________       Disk 3.5" or ____
________       DAT tape ____mm
________       CD-ROM
________       Data cartridge tape ____
________       TK 70 or ____ tape
________       Magnetic tape ____
________       Documentation
________       Other ______________________

I certify for the Depositor that the     DSI has inspected and accepted the
above described deposit materials        above materials (any exceptions are
have been transmitted to DSI:            noted above):

Signature___________________________     Signature_____________________________

Print Name__________________________     Print Name____________________________

Date________________________________     Date Accepted_________________________

                                         Exhibit B#_____________________________

      Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123

                              PREFERRED ESCROW AGREEMENT

                                  DESIGNATED CONTACT

                         Account Number ______________________

Notices, deposit material returns and
communications to Depositor                      Invoices to Depositor should be
should be addressed to:                          addressed to:

Company Name: Worldtalk Communications           Feed paid by Preferred Beneficiary
Corporation
Address: 5155 Old Ironsides Drive
         Santa Clara, CA 95054
                                                 Contact:___________________________

Designated Contact: Chief Financial Officer
Telephone: (408) 567-5000
Facsimile:

Notices and communications to                    Invoices to Preferred Beneficiary
Preferred Beneficiary should be addressed to:    should be addressed to:

Company Name: Security Dynamics Technologies,    Security Dynamics Technologies, Inc.
Inc.
Address:

                                                 Contact:____________________________
Designated Contact:

Telephone:

Facsimile:

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.


Contracts, deposit materials and notices to      Invoice inquiries and fee remittances
DSI should be addressed to:                      to DSI should be addressed to:

DSI                                              DSI
Contract Administration                          Accounts Receivable
Suite 200                                        Suite 1450
9555 Chesapeake Drive                            425 California Street
San Diego, CA 92123                              San Francisco, CA 94104

Telephone:  (619) 694-1900                       (415) 398-7900

Facsimile:    (619) 694-1919                     (415) 398-7914


Date:_________________________________